Exhibit 10.1

                                WAIVER AGREEMENT

      THIS WAIVER AGREEMENT (this "Agreement"), dated as of August 8, 2005, is entered into among CURATIVE HEALTH SERVICES, INC., a Minnesota corporation formerly known as Curative Holding Co. ("Holdings"), EBIOCARE.COM, INC., a Delaware corporation ("eBioCare"), HEMOPHILIA ACCESS, INC., a Tennessee corporation ("Hemophilia Access"), APEX THERAPEUTIC CARE, INC., a California corporation ("Apex"), CHS SERVICES, INC., a Delaware corporation ("CHS"), CURATIVE HEALTH SERVICES OF NEW YORK, INC., a New York corporation ("CHSNY"), OPTIMAL CARE PLUS, INC., a Delaware corporation ("Optimal Care"), INFINITY INFUSION, LLC, a Delaware limited liability company ("Infinity"), INFINITY INFUSION II, LLC, a Delaware limited liability company ("Infinity II"), INFINITY INFUSION CARE, LTD., a Texas limited partnership ("Infinity Infusion"), MEDCARE, INC., a Delaware corporation ("Medcare"), CURATIVE PHARMACY SERVICES, INC., a Delaware corporation ("CPS"), CURATIVE HEALTH SERVICES CO., a Minnesota corporation formerly known as Curative Health Services, Inc. ("CHSC"), CRITICAL CARE SYSTEMS, INC., a Delaware corporation ("CCS") (Holdings, eBioCare, Hemophilia Access, Apex, CHS, CHSNY, Optimal Care, Infinity, Infinity II,
Infinity Infusion, Medcare, CPS, CHSC and CCS are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), CURATIVE HEALTH SERVICES III CO., a Minnesota corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GE Capital"), as Agent and Lender.

                              W I T N E S S E T H:

      WHEREAS, the Borrowers and GE Capital are parties to that certain Amended and Restated Credit Agreement, dated April 23, 2004, as amended by (i) that certain First Amendment to Amended and Restated Credit Agreement and Collateral Documents dated as of May 3, 2004, (ii) that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 30, 2004, (iii) that certain Third Amendment to Amended and Restated Credit Agreement dated as of October 20, 2004 and (iv) that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 31, 2004 (as so amended, the "Credit Agreement"; capitalized terms used but not defined in this Agreement have the meanings given in the Credit Agreement), whereby the Lenders have made available a revolving credit facility and other financial accommodations to the Borrowers, subject to the terms and conditions contained in the Credit Agreement;

      WHEREAS, certain Events of Default have occurred under the Credit Agreement prior to the date hereof, specifically (a) the failure of the Borrowers to limit the Total Leverage Ratio to 10.75:1.00 or less as required pursuant to Section 7.15 of the Credit Agreement for the Fiscal Quarter ended June 30, 2005 and (b) the failure of the Borrowers to limit the Senior Secured Leverage Ratio to 1.50:1.00 or less as required pursuant to Section 7.16 of the Credit Agreement for the Fiscal Quarter ended June 30, 2005 (collectively, the "Specified Defaults");

      WHEREAS, the Borrowers have requested that Agent and Lenders waive the Specified Defaults;

      WHEREAS, the Borrower Representative has informed GE Capital that the Borrowers believe that they will fail to comply with the Total Leverage Ratio covenant in Section 7.15 of the Credit Agreement for each of the Fiscal Quarters ended March 31, 2006 and June 30, 2006 (collectively, the "Potential Specified Defaults"), and Borrowers have requested that the Lenders grant a limited waiver for non-compliance with the Total Leverage Ratio covenant for these fiscal periods;

      WHEREAS, subject to the terms and conditions specified herein, Agent and Lenders are willing to waive the Specified Defaults and the Potential Specified Defaults.

      NOW, THEREFORE, in consideration of the foregoing, the respective agreements, warranties and covenants contained herein, for $10 and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. ACKNOWLEDGMENTS AND AGREEMENTS

      1.1 Acknowledgment of Obligations. Each of the Borrowers hereby acknowledges, confirms and agrees that as of the close of business on August 5, 2005, the Borrowers are indebted to Lenders in respect of the Revolving Loan in the aggregate principal amount of $27,260,201 and in respect of the aggregate Letter of Credit Obligations in the amount of $225,000. All such Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Borrowers to Lenders, are unconditionally owing by the Borrowers to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

      1.2 Acknowledgment of Liens. Each Borrower hereby acknowledges, confirms and agrees that Agent has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Agent for the benefit of the Lenders pursuant to the Loan Documents or otherwise granted to or held by Agent for the benefit of the Lenders.

      1.3 Binding Effect of Documents. Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents has been duly executed and delivered to the Agent and the Lenders by each Borrower that is intended to be a party thereto, and each is in full force and effect as of the date hereof,
(b) the agreements and obligations of each Borrower contained in such Loan Documents and in this Agreement constitute the legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, and no Borrower has any valid defense to the enforcement of such obligations, and (c) the Agent and the Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

      1.4 Acknowledgment of Defaults. Each Borrower hereby acknowledges and agrees that (a) the Specified Defaults have occurred and, prior to the effectiveness of this Agreement, are continuing and constitute Events of Default which entitle the Agent and the Lenders to exercise their rights and remedies under the Loan Documents, applicable law or otherwise, (b) Agent and the Lenders have the presently exercisable right to cease funding and declare the Obligations to be immediately due and payable under the terms of the Loan Documents and (c) the Potential Specified Defaults constitute "Defaults" under the Credit Agreement and Agent and the Lenders have the presently exercisable right to cease funding, impose the Default Rate and to exercise certain other rights as provided in the Loan Documents.

SECTION 2. WAIVER

      2.1 Waiver of Specified Defaults. In reliance upon the representations, warranties and covenants of the Borrowers contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed or delivered in connection herewith, the Agent and the Lenders hereby waive the Specified Defaults solely for the fiscal quarter ending June 30, 2005.

      2.2 Temporary Waiver of Potential Specified Defaults. In reliance upon the representations, warranties and covenants of the Borrowers contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed or delivered in connection herewith, the Agent and the Lenders hereby waive the Potential Specified Defaults solely during the fiscal quarters ending March 31, 2006 and June 30, 2006, provided that the Borrowers hereby covenant and agree that they shall not permit the Total Leverage Ratio as of the last day of the Fiscal Quarter ending March 31, 2006 and June 30, 2006 to exceed 10.00:1.00. Notwithstanding anything herein or in the Credit Agreement or any other Loan Document to the contrary, if the Total Leverage Ratio exceeds 10.00:1.00 as of the last day of any of the Fiscal Quarters ending March 31, 2006 and June 30, 2006, such event shall constitute an immediate Event of Default.

      2.3 No Other Waivers; Reservation of Rights.

            (a) Neither the Agent nor any other Lender has waived, or is by this Agreement waiving, (i) any Default or Event of Default which may be continuing on the date hereof (other than the Specified Defaults and the potential Specified Defaults, in each case to the extent expressly set forth herein) or
(ii) any Default or Event of Default which may hereafter arise (whether similar to the Specified Defaults , Potential Specified Defaults or otherwise), including, without limitation, any failure by the Borrowers to comply with
Section 7.15 or Section 7.16 of the Credit Agreement for any Fiscal Quarter ended prior to or after June 30, 2005 (specifically excluding the Potential Specified Defaults).

            (b) The Agent and the Lenders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Credit Agreement and the other Loan Documents as a result of any Default or Event of Default (other than the Specified Defaults and the Potential Specified Defaults, in each case to the extent expressly set forth herein) which may be continuing on the date hereof or any Default or Event of Default (other than the Specified Defaults and the Potential Specified Defaults, in each case to the extent expressly set forth herein) which may occur after the date hereof, and nothing in this Agreement, and no delay on the part of the Agent or any Lender in exercising any such right or remedy, shall be construed as a waiver of any such right or remedy.

SECTION 3. CONDITIONS TO EFFECTIVENESS

      3.1 This Agreement shall become effective on the date upon which the conditions specified below have been satisfied:

            (a) Agent and Lenders shall have received an original of this Agreement and the Confirmation of Guaranty, duly authorized, executed and delivered by each of the Borrowers and the Guarantor, respectively.

            (b) With respect to the Potential Specified Defaults, the conditions set forth in Section 2.2 herein shall have been satisfied.

SECTION 4. REPRESENTATIONS AND WARRANTIES

      4.1 Each Borrower hereby further represents and warrants with and to Agent and Lenders that after giving effect to the waivers in Section 2 hereof, the Borrowers hereby represent and warrant that each of the representations and warranties contained in the Loan Documents is true and correct on and as of the date hereof, except for any representation and warranty that relates by its terms only to a specified date (in which case, it shall be true on and as of such date).

SECTION 5. COVENANTS.

      5.1 In order to induce the Agent and the Lenders to enter into and grant the waiver set forth in Section 2.1 and the limited waivers set forth in Section
2.2 hereof, the Borrowers hereby covenant and agree with Agent and the Lenders as follows:

            (a) The Borrowers shall enter into an amendment to the Credit Agreement on or before 12:00 p.m. (New York time) on December 30, 2005, setting forth new covenant levels for the Total Leverage Ratio for the Fiscal Quarters ending March 31, 2006 and June 30, 2006, which amendment must be in form and substance satisfactory to Agent and the Required Lenders;

            (b) If the Borrowers have failed for any reason whatsoever to timely enter into an amendment to the Credit Agreement satisfactory to Agent and Lenders of the type described in the immediately preceding paragraph (a), then
(i) all Loans and other outstanding Obligations shall bear interest at the Default Rate from and at all times after December 30, 2005 (regardless of whether a Default or an Event of Default then exists) and (ii) the Borrowers shall pay a waiver fee (the "Waiver Fee") to the Agent for the ratable benefit of the Lenders on or before 5:00 p.m. (New York time) on December 30, 2005 in an amount equal to the product of 0.25% multiplied by the greater of (x) the aggregate principal amount of all Loans outstanding on December 30, 2005, and
(y) the aggregate amount of the Commitments as of December 30, 2005; and

            (c) The Borrowers agree that the Waiver Fee (i) is non-refundable and shall be deemed fully earned on the date of this Agreement, but is not payable except as provided in

Section 5.1(b) above of this Agreement, and (ii) is intended to as an inducement and as compensation to the Agent and Lenders for the temporary waiver described in Section 2.2 above.

SECTION 6. PROVISIONS OF GENERAL APPLICATION

      6.1 Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The Credit Agreement and this Agreement shall be read and construed as one agreement.

      6.2 Costs and Expenses. The Borrowers hereby agree that they shall reimburse the Agent on demand for all costs and expenses (including, without limitation, attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Agreement and any other document executed in connection herewith and therewith.

      6.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      6.4 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

      6.5 Release.

      (a) Each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges GE Capital, Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (GE Capital, Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Credit Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date that this Agreement is executed by all parties, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto and which arise at any time on or prior to the date that this Agreement is executed by all parties.

      (b) Each Credit Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

      (c) Each Credit Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

      6.6 Covenant Not to Sue. Each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Credit Party pursuant to Section 6.5 above. If any Credit Party or any of their respective successors, assigns or other legal representations violates the foregoing covenant, each Credit Party, for themselves and their successors, assigns and legal representatives, jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

      6.7 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

      6.8 Reviewed by Attorneys. Each Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

      6.9 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

      6.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Waiver Agreement is executed and delivered as of the day and year first above written.

                                    LENDER AND AGENT:

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:_________________________________
                                    Name:_______________________________
                                    Title: Its Duly Authorized Signatory

                  [BORROWERS' SIGNATURES CONTINUE ON NEXT PAGE]

                                    BORROWERS:

                                    CURATIVE HEALTH SERVICES, INC.,
                                    a Minnesota corporation formerly known as Curative Holding Co.

                                    By:
                                        --------------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                           -----------------------------------
                                    Date:
                                          ------------------------------------

                                    EBIOCARE.COM, INC.

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------
                                    Date:
                                          ------------------------------------

                                    HEMOPHILIA ACCESS, INC.

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------
                                    Date:
                                          ------------------------------------

                                    APEX THERAPEUTIC CARE, INC.

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------
                                    Date:
                                          ------------------------------------

                                    CHS SERVICES, INC.

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------
                                    Date:
                                          ------------------------------------

                                    CURATIVE HEALTH SERVICES OF NEW YORK, INC.

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------
                                    Date:
                                          ------------------------------------

                                    OPTIMAL CARE PLUS, INC.

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           ------------------------------------
                                    Date:
                                          -------------------------------------

                                    INFINITY INFUSION, LLC

                                    By: Curative Health Services Co., its Sole
                                    Member

                                    By:
                                        ---------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                           ------------------------------------
                                    Date:
                                          -------------------------------------

                                     INFINITY INFUSION II, LLC

                                     By: Curative Health Services Co., its Sole
                                     Member

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

                                     INFINITY INFUSION CARE, LTD.

                                     By: Infinity Infusion  II, LLC, its Sole
                                     General Partner

                                     By: Curative Health Services Co., the Sole
                                     Member of Infinity Infusion II, LLC

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

                                     MEDCARE, INC.

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

                                     CURATIVE PHARMACY SERVICES, INC.

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

                                     CURATIVE HEALTH SERVICES CO.,
                                     a Minnesota corporation formerly known as Curative Health Services, Inc.

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

                                     CRITICAL CARE SYSTEMS, INC.

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

                                     GUARANTORS:

                                     CURATIVE HEALTH SERVICES III CO.

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

                                     GENERAL ELECTRIC CAPITAL CORPORATION, as
                                     Lender and Agent

                                     By:
                                     Name:  ______________________________
                                     Its Duly Authorized Signatory
                                     Date:
                                         ----------------------------------

                            CONFIRMATION OF GUARANTY

      The undersigned Guarantor hereby (a) acknowledges, consents and agrees to the terms of the foregoing Waiver Agreement (the "Agreement") including, without limitation, the release and covenant not to sue in Sections 6.5 and 6.6 of the Agreement, and (b) agrees and confirms that its obligations under the Guaranty Agreement to which it is a party will continue in full force and effect and extend to all Obligations under and as defined in the Amended and Restated Credit Agreement as amended and modified by (i) that certain First Amendment to Amended and Restated Credit Agreement and Collateral Documents dated as of May 3, 2004, (ii) that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 30, 2004, (iii) that certain Third Amendment to Amended and Restated Credit Agreement dated as of October 20, 2004 and (iv) that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 31, 2004.

      As of this 8th day of August, 2005.

                             CURATIVE HEALTH SERVICES III CO.

                             By:
                                 ---------------------------------------
                             Name:
                                    ------------------------------------
                             Title:
                                    ------------------------------------
                             Date:
                                   -------------------------------------